                                                       Exhibit 99.2



Reconciliation of selected annual and quarterly financial data from amounts previously reported


Certain reclassifications of nonrefundable loan fees and certain direct loan origination costs have been made to prior period financial statements filed on Form 10-K for each of the years 1989 through 1992 and on Form 10-Q for each quarter in 1992 and 1993 to conform with the current period presentation. Additionally, certain income previously included in trust income has been reclassified to interest income from loans.

The following tables reconcile the amounts previously reported with the reclassified amounts.





                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)

                                               FIRST EMPIRE STATE CORPORATION
                                      Reconciliation of Selected Annual Financial Data
                                              From Amounts Previously Reported





                                                                       Year ended December 31,
                                             -------------------------------------------------------------------------
                                                            1992                                  1991
                                             -----------------------------------  ------------------------------------
                                             Previously                           Previously
dollars in thousands                          Reported    Reclass   Reclassified   Reported     Reclass   Reclassified
- ------------------------------------         -----------------------------------  ------------------------------------
Interest income:
Loans and leases, including fees                602,017         915      602,932     592,021         374       592,395
Money-market assets
 Deposits at banks                                1,083                    1,083       7,864                     7,864
 Federal funds sold and agreements
 to resell securities                            18,100                   18,100       5,322                     5,322
 Trading account                                  2,927                    2,927      15,716                    15,716
Investment securities
 Fully taxable                                  125,529                  125,529     138,808                   138,808
 Exempt from federal taxes                        5,906                    5,906       9,292                     9,292
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest income                          755,562         915      756,477     769,023         374       769,397
- ------------------------------------         -----------------------------------  ------------------------------------
Interest expense:
NOW accounts                                     16,544                   16,544      27,418                    27,418
Savings deposits                                110,142                  110,142     123,468                   123,468
Time deposits                                   153,588                  153,588     242,684                   242,684
Deposits at foreign office                        4,348                    4,348       9,014                     9,014
Short-term borrowings                            38,386                   38,386      36,972                    36,972
Long-term borrowings and capital leases             590                      590         659                       659
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest expense                         323,598           0      323,598     440,215           0       440,215
- ------------------------------------         -----------------------------------  ------------------------------------

Net interest income                             431,964         915      432,879     328,808         374       329,182
Provision for possible credit losses             84,989                   84,989      63,412                    63,412
- ------------------------------------         -----------------------------------  ------------------------------------
Net interest income after provision
for possible credit losses                      346,975         915      347,890     265,396         374       265,770
- ------------------------------------         -----------------------------------  ------------------------------------

Other income:
Trust income                                     17,820       (915)       16,905      12,221       (374)        11,847
Service charges on deposit accounts              28,372                   28,372      20,688                    20,688
Merchant discount and other credit card fees      6,728                    6,728       5,776                     5,776
Trading account profits                           1,684                    1,684       5,015                     5,015
Gain on sales of bank investment securities      28,050                   28,050         450                       450
Gain on sales of venture capital investments      3,230                    3,230       2,064                     2,064
Other revenues from operations                   48,393     (7,136)       41,257      35,815     (3,969)        31,846
- ------------------------------------         -----------------------------------  ------------------------------------
Total other income                              134,277     (8,051)      126,226      82,029     (4,343)        77,686
- ------------------------------------         -----------------------------------  ------------------------------------

Other expense:
Salaries and employee benefits                  136,470     (5,719)      130,751     106,446     (3,245)       103,201
Equipment and net occupancy                      41,659                   41,659      33,350                    33,350
Printing, postage and supplies                   13,111                   13,111      10,727                    10,727
Deposit insurance                                17,783                   17,783      15,222                    15,222
Other costs of operations                       109,451     (1,417)      108,034      66,885       (724)        66,161
- ------------------------------------         -----------------------------------  ------------------------------------
Total other expense                             318,474     (7,136)      311,338     232,630     (3,969)       228,661
- ------------------------------------         -----------------------------------  ------------------------------------

Income before income taxes and
accounting change                               162,778           0      162,778     114,795           0       114,795
Applicable income taxes                          64,841                   64,841      47,601                    47,601
- ------------------------------------         -----------------------------------  ------------------------------------

Income before accounting change                  97,937           0       97,937      67,194           0        67,194
Cumulative effect of accounting change                0                        0           0                         0
- ------------------------------------         -----------------------------------  ------------------------------------

Net income                                       97,937           0       97,937      67,194           0        67,194
====================================         ===================================  ====================================



      2.1





                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)
                                               FIRST EMPIRE STATE CORPORATION
                                      Reconciliation of Selected Annual Financial Data
                                              From Amounts Previously Reported





                                                                       Year ended December 31,
                                             -------------------------------------------------------------------------
                                                            1990                                  1989
                                             -----------------------------------  ------------------------------------
                                             Previously                           Previously
dollars in thousands                          Reported    Reclass   Reclassified   Reported     Reclass   Reclassified
- ------------------------------------         -----------------------------------  ------------------------------------
Interest income:
Loans and leases, including fees                522,363          92      522,455     440,258          77       440,335
Money-market assets
 Deposits at banks                               18,424                   18,424      33,691                    33,691
 Federal funds sold and agreements
 to resell securities                             7,689                    7,689       7,265                     7,265
 Trading account                                  5,151                    5,151       4,115                     4,115
Investment securities
 Fully taxable                                   95,398                   95,398      83,381                    83,381
 Exempt from federal taxes                        8,351                    8,351       7,926                     7,926
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest income                          657,376          92      657,468     576,636          77       576,713
- ------------------------------------         -----------------------------------  ------------------------------------
Interest expense:
NOW accounts                                     24,190                   24,190      22,848                    22,848
Savings deposits                                 70,857                   70,857      55,498                    55,498
Time deposits                                   247,284                  247,284     234,644                   234,644
Deposits at foreign office                       12,008                   12,008      20,887                    20,887
Short-term borrowings                            72,088                   72,088      49,718                    49,718
Long-term borrowings and capital leases             501                      501         825                       825
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest expense                         426,928           0      426,928     384,420           0       384,420
- ------------------------------------         -----------------------------------  ------------------------------------

Net interest income                             230,448          92      230,540     192,216          77       192,293
Provision for possible credit losses             27,412                   27,412      15,285                    15,285
- ------------------------------------         -----------------------------------  ------------------------------------
Net interest income after provision
for possible credit losses                      203,036          92      203,128     176,931          77       177,008
- ------------------------------------         -----------------------------------  ------------------------------------

Other income:
Trust income                                      9,788        (92)        9,696       8,790        (77)         8,713
Service charges on deposit accounts              17,427                   17,427      14,950                    14,950
Merchant discount and other credit card fees      5,887                    5,887       5,157                     5,157
Trading account profits                             284                      284         362                       362
Gain on sales of bank investment securities           4                        4       1,145                     1,145
Gain on sales of venture capital investments        727                      727         513                       513
Other revenues from operations                   21,471     (2,758)       18,713      19,973     (1,852)        18,121
- ------------------------------------         -----------------------------------  ------------------------------------
Total other income                               55,588     (2,850)       52,738      50,890     (1,929)        48,961
- ------------------------------------         -----------------------------------  ------------------------------------

Other expense:
Salaries and employee benefits                   88,024     (2,140)       85,884      79,664     (1,348)        78,316
Equipment and net occupancy                      28,617                   28,617      22,588                    22,588
Printing, postage and supplies                    7,603                    7,603       6,254                     6,254
Deposit insurance                                 6,680                    6,680       3,800                     3,800
Other costs of operations                        42,967       (618)       42,349      39,163       (504)        38,659
- ------------------------------------         -----------------------------------  ------------------------------------
Total other expense                             173,891     (2,758)      171,133     151,469     (1,852)       149,617
- ------------------------------------         -----------------------------------  ------------------------------------

Income before income taxes and
 accounting change                               84,733           0       84,733      76,352           0        76,352
Applicable income taxes                          30,791                   30,791      25,646                    25,646
- ------------------------------------         -----------------------------------  ------------------------------------
Income before accounting change                  53,942           0       53,942      50,706           0        50,706
Cumulative effect of accounting change                0                        0     (9,455)                   (9,455)
- ------------------------------------         -----------------------------------  ------------------------------------

Net income                                       53,942           0       53,942      41,251           0        41,251
====================================         ===================================  ====================================




                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)

                                               FIRST EMPIRE STATE CORPORATION
                                     Reconciliation of Selected Quarterly Financial Data
                                              From Amounts Previously Reported





                                                                         Three months ended
                                             -------------------------------------------------------------------------
                                              September 30, 1993                         June 30, 1993
                                             -----------------------------------  ------------------------------------
                                             Previously                           Previously
dollars in thousands                          Reported    Reclass   Reclassified   Reported     Reclass   Reclassified
- ------------------------------------         -----------------------------------  ------------------------------------
Interest income:
Loans and leases, including fees                152,368         241      152,609     152,869         284       153,153
Money-market assets
 Deposits at banks                                1,897                    1,897       1,780                     1,780
 Federal funds sold and agreements
 to resell securities                             2,953                    2,953       6,468                     6,468
 Trading account                                    202                      202         557                       557
Investment securities
 Fully taxable                                   25,653                   25,653      25,804                    25,804
 Exempt from federal taxes                          567                      567         649                       649
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest income                          183,640         241      183,881     188,127         284       188,411
- ------------------------------------         -----------------------------------  ------------------------------------
Interest expense:
NOW accounts                                      3,204                    3,204       3,198                     3,198
Savings deposits                                 22,108                   22,108      22,694                    22,694
Time deposits                                    23,499                   23,499      26,020                    26,020
Deposits at foreign office                          827                      827         790                       790
Short-term borrowings                            14,837                   14,837      14,820                    14,820
Long-term borrowings and capital leases           1,539                    1,539       1,540                     1,540
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest expense                          66,014           0       66,014      69,062           0        69,062
- ------------------------------------         -----------------------------------  ------------------------------------

Net interest income                             117,626         241      117,867     119,065         284       119,349
Provision for possible credit losses             19,715                   19,715      20,215                    20,215
- ------------------------------------         -----------------------------------  ------------------------------------
Net interest income after provision
for possible credit losses                       97,911         241       98,152      98,850         284        99,134
- ------------------------------------         -----------------------------------  ------------------------------------

Other income:
Trust income                                      6,024       (241)        5,783       6,032       (284)         5,748
Service charges on deposit accounts               8,585                    8,585       8,244                     8,244
Merchant discount and other credit card fees      2,010                    2,010       1,979                     1,979
Trading account profits                             840                      840         280                       280
Gain on sales of bank investment securities          68                       68        (21)                      (21)
Gain on sales of venture capital investments        668                      668         592                       592
Other revenues from operations                   12,549     (3,019)        9,530      13,861     (3,192)        10,669
- ------------------------------------         -----------------------------------  ------------------------------------
Total other income                               30,744     (3,260)       27,484      30,967     (3,476)        27,491
- ------------------------------------         -----------------------------------  ------------------------------------

Other expense:
Salaries and employee benefits                   42,530     (2,365)       40,165      38,681     (2,625)        36,056
Equipment and net occupancy                      12,470                   12,470      11,713                    11,713
Printing, postage and supplies                    2,905                    2,905       3,366                     3,366
Deposit insurance                                 4,271                    4,271       4,603                     4,603
Other costs of operations                        21,269       (654)       20,615      29,395       (567)        28,828
- ------------------------------------         -----------------------------------  ------------------------------------
Total other expense                              83,445     (3,019)       80,426      87,758     (3,192)        84,566
- ------------------------------------         -----------------------------------  ------------------------------------

Income before income taxes and
accounting change                                45,210           0       45,210      42,059           0        42,059
Applicable income taxes                          19,358                   19,358      16,874                    16,874
- ------------------------------------         -----------------------------------  ------------------------------------

Income before accounting change                  25,852           0       25,852      25,185           0        25,185
Cumulative effect of accounting change                0                        0           0                         0
- ------------------------------------         -----------------------------------  ------------------------------------

Net income                                       25,852           0       25,852      25,185           0        25,185
====================================         ===================================  ====================================



      3.1



                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)

                                               FIRST EMPIRE STATE CORPORATION
                                     Reconciliation of Selected Quarterly Financial Data
                                              From Amounts Previously Reported





                                                  Three months ended
                                             -----------------------------------
                                                  March 31, 1993
                                             -----------------------------------
                                             Previously
dollars in thousands                          Reported    Reclass   Reclassified
- ------------------------------------         -----------------------------------
Interest income:
Loans and leases, including fees                152,588         255      152,843
Money-market assets
 Deposits at banks                                1,510                    1,510
 Federal funds sold and agreements
 to resell securities                             6,006                    6,006
 Trading account                                    269                      269
Investment securities
 Fully taxable                                   22,385                   22,385
 Exempt from federal taxes                          683                      683
- ------------------------------------         -----------------------------------
 Total interest income                          183,441         255      183,696
- ------------------------------------         -----------------------------------
Interest expense:
NOW accounts                                      3,651                    3,651
Savings deposits                                 24,218                   24,218
Time deposits                                    28,399                   28,399
Deposits at foreign office                          838                      838
Short-term borrowings                             9,390                    9,390
Long-term borrowings and capital leases           1,540                    1,540
- ------------------------------------         -----------------------------------
 Total interest expense                          68,036           0       68,036
- ------------------------------------         -----------------------------------

Net interest income                             115,405         255      115,660
Provision for possible credit losses             18,315                   18,315
- ------------------------------------         -----------------------------------
Net interest income after provision
for possible credit losses                       97,090         255       97,345
- ------------------------------------         -----------------------------------

Other income:
Trust income                                      5,923       (255)        5,668
Service charges on deposit accounts               7,321                    7,321
Merchant discount and other credit card fees      1,984                    1,984
Trading account profits                             754                      754
Gain on sales of bank investment securities         823                      823
Gain on sales of venture capital investments        536                      536
Other revenues from operations                   11,310     (1,529)        9,781
- ------------------------------------         -----------------------------------
Total other income                               28,651     (1,784)       28,867
- ------------------------------------         -----------------------------------

Other expense:
Salaries and employee benefits                   41,082     (1,167)       39,915
Equipment and net occupancy                      11,839                   11,839
Printing, postage and supplies                    3,612                    3,612
Deposit insurance                                 4,539                    4,539
Other costs of operations                        23,896       (362)       23,534
- ------------------------------------         -----------------------------------
Total other expense                              84,968     (1,529)       83,439
- ------------------------------------         -----------------------------------

Income before income taxes and
accounting change                                40,773           0       40,773
Applicable income taxes                          16,451                   16,451
- ------------------------------------         -----------------------------------

Income before accounting change                  24,322           0       24,322
Cumulative effect of accounting change                0                        0
- ------------------------------------         -----------------------------------

Net income                                       24,322           0       24,322
====================================         ===================================



                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)

                                               FIRST EMPIRE STATE CORPORATION
                                     Reconciliation of Selected Quarterly Financial Data
                                              From Amounts Previously Reported





                                                                           Three months ended
                                             -------------------------------------------------------------------------
                                                     December 31, 1992                   September 30, 1992
                                             -----------------------------------  ------------------------------------
                                             Previously                           Previously
dollars in thousands                          Reported    Reclass   Reclassified   Reported     Reclass   Reclassified
- ------------------------------------         -----------------------------------  ------------------------------------

Interest income:
Loans and leases, including fees                153,377         161      153,538     160,088         216       160,304
Money-market assets
 Deposits at banks                                  766                      766          77                        77
 Federal funds sold and agreements
 to resell securities                             7,538                    7,538       4,974                     4,974
 Trading account                                    538                      538       1,076                     1,076
Investment securities
 Fully taxable                                   25,084                   25,084      26,435                    26,435
 Exempt from federal taxes                        1,044                    1,044       1,365                     1,365
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest income                          188,347         161      188,508     194,015         216       194,231
- ------------------------------------         -----------------------------------  ------------------------------------
Interest expense:
NOW accounts                                      4,013                    4,013       4,481                     4,481
Savings deposits                                 26,042                   26,042      29,460                    29,460
Time deposits                                    32,581                   32,581      37,692                    37,692
Deposits at foreign office                          898                      898         831                       831
Short-term borrowings                            11,080                   11,080       7,569                     7,569
Long-term borrowings and capital leases             391                      391          44                        44
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest expense                          75,005           0       75,005      80,077           0        80,077
- ------------------------------------         -----------------------------------  ------------------------------------

Net interest income                             113,342         161      113,503     113,938         216       114,154
Provision for possible credit losses             21,424                   21,424      21,720                    21,720
- ------------------------------------         -----------------------------------  ------------------------------------
Net interest income after provision
for possible credit losses                       91,918         161       92,079      92,218         216        92,434
- ------------------------------------         -----------------------------------  ------------------------------------

Other income:
Trust income                                      5,489       (161)        5,328       4,499       (216)         4,283
Service charges on deposit accounts               7,792                    7,792       7,752                     7,752
Merchant discount and other credit card fees      2,056                    2,056       1,765                     1,765
Trading account profits                             303                      303         471                       471
Gain on sales of bank investment securities       (720)                    (720)         780                       780
Gain on sales of venture capital investments        405                      405         435                       435
Other revenues from operations                   17,309     (1,155)       16,154      10,780     (2,238)         8,542
- ------------------------------------         -----------------------------------  ------------------------------------
Total other income                               32,634     (1,316)       31,318      26,482     (2,454)        24,028
- ------------------------------------         -----------------------------------  ------------------------------------

Other expense:
Salaries and employee benefits                   37,273       (622)       36,651      37,483     (1,763)        35,720
Equipment and net occupancy                      13,166                   13,166      11,164                    11,164
Printing, postage and supplies                    4,139                    4,139       2,873                     2,873
Deposit insurance                                 4,700                    4,700       4,733                     4,733
Other costs of operations                        29,837       (533)       29,304      27,903       (475)        27,428
- ------------------------------------         -----------------------------------  ------------------------------------
Total other expense                              89,115     (1,155)       87,960      84,156     (2,238)        81,918
- ------------------------------------         -----------------------------------  ------------------------------------

Income before income taxes and
accounting change                                35,437           0       35,437      34,544           0        34,544
Applicable income taxes                          13,812                   13,812      13,532                    13,532
- ------------------------------------         -----------------------------------  ------------------------------------

Income before accounting change                  21,625           0       21,625      21,012           0        21,012
Cumulative effect of accounting change                0                        0           0                         0
- ------------------------------------         -----------------------------------  ------------------------------------

Net income                                       21,625           0       21,625      21,012           0        21,012
====================================         ===================================  ====================================




      4.1


                                                                                                                 Exhibit 99.2
                                                                                                                  (continued)

                                               FIRST EMPIRE STATE CORPORATION
                                     Reconciliation of Selected Quarterly Financial Data
                                              From Amounts Previously Reported





                                                                           Three months ended
                                             -------------------------------------------------------------------------
                                                        June 30, 1992                   March 31, 1992
                                             -----------------------------------  ------------------------------------
                                             Previously                           Previously
dollars in thousands                          Reported    Reclass   Reclassified   Reported     Reclass   Reclassified
- ------------------------------------         -----------------------------------  ------------------------------------
Interest income:
Loans and leases, including fees                143,850         261      144,111     144,702         277       144,979
Money-market assets
 Deposits at banks                                  240                      240           0                         0
 Federal funds sold and agreements
 to resell securities                             3,805                    3,805       1,783                     1,783
 Trading account                                    486                      486         827                       827
Investment securities
 Fully taxable                                   33,589                   33,589      40,421                    40,421
 Exempt from federal taxes                        1,747                    1,747       1,750                     1,750
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest income                          183,717         261      183,978     189,483         277       189,760
- ------------------------------------         -----------------------------------  ------------------------------------
Interest expense:
NOW accounts                                      3,891                    3,891       4,159                     4,159
Savings deposits                                 27,011                   27,011      27,629                    27,629
Time deposits                                    38,586                   38,586      44,729                    44,729
Deposits at foreign office                        1,194                    1,194       1,425                     1,425
Short-term borrowings                            10,047                   10,047       9,690                     9,690
Long-term borrowings and capital leases              47                       47         108                       108
- ------------------------------------         -----------------------------------  ------------------------------------
 Total interest expense                          80,776           0       80,776      87,740           0        87,740
- ------------------------------------         -----------------------------------  ------------------------------------

Net interest income                             102,941         261      103,202     101,743         277       102,020
Provision for possible credit losses             24,127                   24,127      17,718                    17,718
- ------------------------------------         -----------------------------------  ------------------------------------
Net interest income after provision
for possible credit losses                       78,814         261       79,075      84,025         277        84,302
- ------------------------------------         -----------------------------------  ------------------------------------

Other income:
Trust income                                      4,002       (261)        3,741       3,830       (277)         3,553
Service charges on deposit accounts               6,302                    6,302       6,526                     6,526
Merchant discount and other credit card fees      1,475                    1,475       1,432                     1,432
Trading account profits                             955                      955        (45)                      (45)
Gain on sales of bank investment securities      13,620                   13,620      14,370                    14,370
Gain on sales of venture capital investments      1,029                    1,029       1,361                     1,361
Other revenues from operations                   10,127     (1,779)        8,348      10,177     (1,964)         8,213
- ------------------------------------         -----------------------------------  ------------------------------------
Total other income                               37,510     (2,040)       35,470      37,651     (2,241)        35,410
- ------------------------------------         -----------------------------------  ------------------------------------

Other expense:
Salaries and employee benefits                   30,570     (1,568)       29,002      31,144     (1,766)        29,378
Equipment and net occupancy                       8,610                    8,610       8,719                     8,719
Printing, postage and supplies                    2,868                    2,868       3,231                     3,231
Deposit insurance                                 4,175                    4,175       4,175                     4,175
Other costs of operations                        23,957       (211)       23,746      27,754       (198)        27,556
- ------------------------------------         -----------------------------------  ------------------------------------
Total other expense                              70,180     (1,779)       68,401      75,023     (1,964)        73,059
- ------------------------------------         -----------------------------------  ------------------------------------

Income before income taxes and
accounting change                                46,144           0       46,144      46,653           0        46,653
Applicable income taxes                          18,382                   18,382      19,115                    19,115
- ------------------------------------         -----------------------------------  ------------------------------------

Income before accounting change                  27,762           0       27,762      27,538           0        27,538
Cumulative effect of accounting change                0                        0           0                         0
- ------------------------------------         -----------------------------------  ------------------------------------

Net income                                       27,762           0       27,762      27,538           0        27,538
====================================         ===================================  ====================================
